Exhibit (10)


                OWENS-CORNING FIBERGLAS CORPORATION
                 STOCK PERFORMANCE INCENTIVE PLAN
                   (as amended on June 15, 1995)


ARTICLE 1.  Establishment, Purpose, and Duration

1.1    Establishment   of   the  Plan.    Owens-Corning   Fiberglas
Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Owens-Corning Fiberglas Corporation Stock Performance Incentive Plan" (such Plan as amended from time to time being hereinafter referred to as the "Plan"), as set forth in this
document.   The  Plan  permits  the  grant  of  Nonqualified  Stock
Options, Incentive Stock Options, and Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock).

The Board of Directors of the Company approved the Plan on January 23, 1992, subject to ratification by an affirmative vote of a majority of Shares of Common Stock present and entitled to vote at the 1992 Annual Stockholders Meeting. Following such ratification, the Plan became effective May 1, 1992 (the "Effective Date"). The Board of Directors of the Company thereafter amended the Plan on June 15, 1995, subject to stockholder approval of the amendments at the 1996 Annual Stockholders Meeting. Provided such approval is obtained, the Plan as so amended is effective as of June 15, 1995, and shall remain in effect as provided in Section 1.3 herein.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Plan's Effective Date.

ARTICLE 2.  Definitions and Construction

2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) "Affiliates" means any corporation (other than a Subsidiary), partnership, joint venture, or any other entity in which the Company owns, directly or indirectly, at least a ten percent (10%) Beneficial Ownership interest.

(b) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options or Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock).

(c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d) "Board" or "Board of Directors" means the Board of Directors of Owens-Corning Fiberglas Corporation.

(e) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company, including any Subsidiary, Parent, or Affiliate.

(f) "Change of Control" of the Company shall be deemed to have occurred as of the first day any one or more of the following conditions shall have been satisfied:

     (i) Any Person (other than the Company, any Company employee benefit plan (including its trustee), any Person acting on behalf of the Company in a distribution of stock to the public,  or  any  entity owned directly or indirectly  by  the stockholders (immediately prior to such transaction) of the Company in substantially the same proportions as their ownership of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors; or

     (ii) The occurrence of any transaction or event relating to the Company that is required to be reported in response to the requirements of Item 5(f) of Schedule 13E-3 of Regulation 13A of the Exchange Act; or

     (iii) When, during any period of two (2) consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company, cease for any reason other than death to constitute at least a majority thereof, unless each Director who was not a Director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds (2/3rds) of the Directors at the beginning of such period, provided that any Director elected by or on the recommendation of at least two-thirds (2/3rds) of the Directors at the beginning of any such two (2) year period shall be treated as if he or she had been a Director at the beginning of such period; or

     (iv) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

(g) "Change-of-Control Price" means the highest price per Share of Company Common Stock paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid in any transaction related to a Potential or actual Change of Control of the Company at any time during the preceding sixty (60) calendar day period, as determined by the Committee.

(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(i) "Committee" means the committee of two (2) or more Directors appointed by the Board to administer the Plan, as further provided in Article 3 herein. When used herein, "Committee" shall also include any person or persons to whom the Committee's authority has been lawfully delegated pursuant to Article 3.

(j)   "Company"   means  Owens-Corning  Fiberglas  Corporation,   a
Delaware  corporation,  and any successor thereto  as  provided  in
Article 14 herein.

(k) "Director" means any individual who is a member of the Board of Directors of the Company.

(l)   "Disability"   or "Disabled" means disability  as  determined
under the long-term disability program of the Company, a Subsidiary or Affiliate applicable to the Employee.

(m) "Employee" means any full-time employee of the Company or a Subsidiary, including part-time employees or employees who are represented by a collective bargaining agent with respect to such employment.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(o) "Fair Market Value" means, as of any given date, (i) with respect to Incentive Stock Options, the closing sale price of the Stock on such date on the New York Stock Exchange Composite Tape; and (ii) with respect to Nonqualified Stock Options and any other Awards under the Plan not related to Incentive Stock Options, the closing sale price of the Stock on such date on the New York Stock Exchange Composite Tape, or, if (and only if) the Committee in its discretion so specifies, the average on such date of the closing price of the Stock on each day on which the Stock is traded over a period of up to 20 trading days immediately prior to such date. However, if the foregoing method of determining Fair Market Value is not consistent with any then applicable regulations of the U.S. Secretary of the Treasury, then Fair Market Value shall be determined in accordance with those regulations.

(p) "Incentive Stock Options" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which the Committee designates as an Incentive Stock Option and is intended by the Committee to qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code.

(q) "Insider" shall mean an Employee whose transactions in equity securities of the Company are, at the time an Award is made under this Plan, subject to Section 16 of the Exchange Act.

(r) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended by the Committee to qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code.

(s) "Option" or "Stock Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under Article 6 herein.

(t) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee, and as further described in Section 6.3 herein.

(u) "Parent" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(v) "Participant" means a current or former eligible Employee who has outstanding an Award granted under the Plan.

(w) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

(x)   "Person"  shall have the meaning ascribed  to  such  term  in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d)(3) and 14(d)(2) thereof, including a "group" as defined in Section 13(d).

(y) "Phantom Stock Bonus Award" means an amount of cash that is determined by reference to the Fair Market Value of a designated number of Shares, which is paid to an Employee or which the Committee agrees to pay to an Employee in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the payment date, subject to such terms and conditions (if any) as the Committee may impose. Phantom Stock Bonus Awards are a specific type of Stock Bonus Award.

(z) "Potential Change of Control" of the Company shall mean the occurrence of one or more of the following:

     (i) The entering into an agreement by the Company, the consummation of which would result in a Change of Control; or

     (ii) The acquisition of Beneficial Ownership, directly or indirectly, by any Person (other than the Company, any Company employee benefit plan (including its trustee), any Person acting on behalf of the Company in a distribution of stock to the public, or any entity owned directly or indirectly by the stockholders (immediately prior to the acquisition) of the Company in substantially the same proportions as their ownership of the Company) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities, and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

(aa) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

(bb) "Retirement" means termination of employment with the Company, its Subsidiaries and Affiliates at or after attainment of age 55 with a vested retirement benefit under a pension plan of the Company, a Subsidiary or Affiliate.

(cc) "Share(s)" or "Stock" means the Shares of common stock, $0.10 par value, of Owens-Corning Fiberglas Corporation.

(dd) "Stock Bonus Award" means Shares, or an amount of cash that is determined by reference to the Fair Market Value of Shares, which is distributed or paid to an Employee or which the Committee agrees to distribute or pay in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the distribution or payment date, subject to such terms and conditions (if any) as the Committee may impose. The amount of any Stock Bonus Award payable in Shares may but need not be determined by reference to the Fair Market Value of Stock. Phantom Stock Bonus Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

(ee) "Subsidiary" means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

(ff) "Year" or "Plan Year" means each consecutive twelve (12) month period beginning January 1 and ending December 31.

2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.  Administration

3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. Unless the Board determines otherwise, the Committee shall be comprised exclusively of Directors who are not Employees and who (i) qualify to administer the Plan under Rule 16b-3 under the Exchange Act as such Rule may be in effect from time to time ("SEC Rule 16b-3"), and (ii) are "outside directors" within the meaning of Section 162(m)(4)(C) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2 Authority of the Committee. The Committee shall have full power, subject to the provisions herein, to select Employees to whom Awards are granted; to determine the size, types, and frequency of Awards granted hereunder; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to establish and administer any performance goals applicable to awards hereunder and to certify that any such goals are attained; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, and to the extent allowable by SEC Rule 16b-3, the Committee may delegate its authorities as identified hereunder.

3.3 Rule 16b-3 Requirements; Code Section 162(m). Any provision of the Plan to the contrary notwithstanding: (i) the Committee may impose such conditions on any Award as it may determine, on the advice of counsel, are necessary or desirable to satisfy any exemption from Section 16 of the Exchange Act for which the Company intends transactions by Insiders to qualify, including without limitation SEC Rule 16b-3; (ii) transactions by or with respect to Insiders shall comply with any applicable conditions of SEC Rule 16b-3 unless the Committee determines otherwise; (iii) transactions with respect to persons whose remuneration would not be deductible by the Company but for compliance with the provisions of Section 162(m)(4)(C) of the Code shall conform to the requirements of
Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (iv) the Plan is intended to give the Committee the
authority   to  grant  awards  that  qualify  as  performance-based
compensation under Code Section 162(m)(4)(C) as well as awards that do not so qualify; and (v) any provision of the Plan that would prevent the Committee from exercising the authority referred to in clause (iv) above or that would prevent an award that the Committee intends to qualify as performance-based compensation under Code
Section 162(m)(4)(C) from so qualifying or that would prevent any transaction by or with respect to an Insider from complying with any applicable condition of SEC Rule 16b-3 with which the Committee intends such transaction to comply, or that would prevent any transaction by or with respect to an Insider from qualifying for any exemption from Section 16 of the Exchange Act for which the Company intends such transaction to qualify (including SEC Rule 16b-
3), shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  Shares Subject to the Plan

4.1   Number  of  Shares.   Subject to adjustment  as  provided  in
Section 4.2 herein, the total number of Shares available for grant under the Plan in each calendar year, during any part of which the Plan is effective, shall be two percent (2%) of the total outstanding Shares as of the first day of such calendar year; provided, however, that Shares not granted in any calendar year may be carried forward and granted in any of the three immediately subsequent calendar years (in addition to the new Shares made available in those years). The maximum number of Shares with respect to which Options may be granted to any Employee in any calendar year shall be twenty-five percent( 25%) of the total number of Shares available for grant under the Plan in such calendar year.

No more than 500,000 Shares may be issued or transferred pursuant to Incentive Stock Options granted under this Plan. No more than one-half percent (.5%) of the total outstanding Shares as of the first day of any calendar year may be granted in that year in the form of Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock). However, unused Shares carried forward from previous years shall retain their character such that this one-half percent (.5%) limitation shall increase in direct relationship to those unused Shares reserved for Stock Bonuses in the prior three years.

The Company may increase the Shares available for Awards in any calendar year through an advance of up to twenty-five percent (25%) of the subsequent year's allocation (determined by using twenty-five percent (25%) of the current year's allocation), with such Shares retaining their character as to Stock Bonus grant availability. Any Shares granted hereunder may consist, in whole, or in part, of authorized and unissued Shares or Treasury Shares or Shares purchased in the open market or in private transactions for purposes of the Plan.

4.2 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, a substitution or adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options and Stock Bonus awards (including any Restricted Stock granted hereunder), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and further provided that the number of Shares subject to any Award shall always be a whole number.

4.3  Charging of Shares.  If any Shares subject  to
an Award or, in the case of a Phantom Stock Bonus Award, the cash value of any Shares on which such Award is based, shall not be issued, transferred or paid to an Employee and shall cease to be issuable, transferable or payable to an Employee because of the termination, expiration or cancellation, in whole or in part, of such Award or for any other reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company because of an Employee's failure to comply with or satisfy the terms and conditions of an Award, the Shares not so issuable or transferable or, in the case of a Phantom Stock Bonus Award, the Shares the cash value of which has ceased to be payable, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in section 4.1 above, may again be made subject to Awards, and shall be added to the number of Shares available for grant under the Plan in the calendar year in which the Shares cease to be issuable or transferable, the cash value ceases to be payable or the Shares are reacquired (as the case may be).

ARTICLE 5.  Eligibility and Participation

5.1 Eligibility. All Employees shall be eligible to be selected to participate in this Plan, including Employees who are Directors but excluding Directors who are not Employees.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Awards may be made on a stand-alone basis or in conjunction with other Awards hereunder. Except as provided otherwise in Section 6.1 below, the grant of any award may be effective on the date on which the Committee acts to grant the award or on any earlier or subsequent date specified by the Committee, and the effective date specified by the Committee shall be considered the date of grant of the award for all purposes of this Plan.

ARTICLE 6.  Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options under this Plan to eligible Employees at any time and from time to time, whether or not they are eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company. Options may be granted in the form of ISOs, NQSOs or a combination thereof. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. The grant of any option may be effective on the date on which the Committee acts to grant the option or on any subsequent date specified by the Committee, and the effective date specified by the Committee shall be considered the date of grant of the option for all purposes of this Plan.

6.2 Options to be in Writing. Each Option grant shall be evidenced in a writing signed by a representative of the Company duly authorized to do so, that shall specify or incorporate by reference the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as are provided hereunder and any other terms and conditions that
may be imposed by the  Committee.   The Option instrument also shall
specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option.

6.3 Option Price. In no case shall the Option Price of any Option granted under this Plan be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4 Duration of Options. Each Option shall expire at such time as determined at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions, terms and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, except as provided in Article 8 herein, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

Options shall be exercised by the delivery of a written notice of exercise to the Company, or by giving the Company notice of such exercise by such other means as the Company may permit in accordance with applicable law, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender or for such other period of time, if any, as the Committee may direct); or (c) by a combination of (a) and (b).

The Option Price shall also be deemed fully paid if and when the Company receives documentation that it determines satisfies the cashless exercise provisions of the Federal Reserve Board's Regulation T, or when the Option Price is paid by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

As soon as practicable after receipt of notification of exercise acceptable to the Company and full payment (including tax withholding requirements, if any, as further provided in Article 12 herein), the Company shall deliver to the Participant, in the Participant's name, in the name of the Participant and another person as joint tenants with rights of survivorship, or in nominee or street name on behalf of the Participant (as the Participant may direct and the Committee may permit) Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.6 Restrictions. At the time of grant, restrictions may be imposed on any Shares acquired pursuant to the exercise of an Option under the Plan, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.7   Termination  of  Employment  Due  to  Death,  Disability,  or
Retirement.

(a) Termination by Death. In the event the employment of a Participant with the Company and its Subsidiaries is terminated by reason of death, any outstanding Options may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years and six months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

(b)   Termination by Disability.  If a Participant's employment  with
the   Company  and  its  Subsidiaries  terminates  by   reason   of
Disability, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after (i) three years and six months (or such shorter period as the Committee shall specify at or after grant) from the date of such termination of employment, or (ii) the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such three-year-and-six-month period (or such shorter period as the Committee shall specify at or after grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or for the
stated term of such Stock Option, whichever period is shorter.   If
an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the
Code,  such  Stock  Option  shall  thereafter  be  treated   as   a
Nonqualified Stock Option.

(c) Termination by Retirement. If a Participant's employment with the Company and its Subsidiaries is terminated by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after five years (or such shorter period as the Committee shall specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such five year period (or such shorter period as the Committee may specify at or after grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the shorter of (i) and (ii) where (i) is a period of twelve months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or, if longer, the remainder of
such   five  year  (or  shorter)  period  from  the  date  of  such termination of employment, and (ii) is the expiration of the stated
term  of  the  Stock  Option.   In  the  event  of  termination  of
employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.

6.8 Termination of Employment for Other Reasons. Unless otherwise determined by the Committee at or after grant, if a Participant's
employment   with  the  Company  and  its  Subsidiaries  terminates
voluntarily   (other  than  by  reason  of  Retirement   or   under
circumstances constituting Cause), the Stock Option shall thereupon terminate, except that such Stock Option may be exercised to the extent it was exercisable at the time of termination of employment for the lesser of one year (or such shorter period as the Committee may specify at or after grant) from the date of employment
termination  or  the balance of such Stock Option's  term.   If  a
Participant's employment with the Company and its Subsidiaries is involuntarily terminated by the Company without Cause, the Option shall thereupon terminate, except that it may thereafter be exercised to the extent it was exercisable at the time of termination of employment (or on such accelerated basis as the Committee shall determine at or after grant) for the lesser of three years and six months (or such shorter period as the Committee may specify at or after grant) from the date of employment termination or the balance of such Stock Option's term.

If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing and any other provision of the Plan to the contrary, if the Committee so permits, Options may be transferred, following the death of a Participant, to a beneficiary designated by the Participant in accordance with Article 10 below.

6.10 Hardship Withdrawal Provision. No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation section 1.401(k)- 1(d)(2)(iv)(B)(4)) during the balance of the calendar year after the Employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extent that the Company determines it is not necessary to qualify any such plan as a cash or deferred arrangement under section 401(k) of the Code.

ARTICLE 7.  Restricted Stock

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to eligible Employees at any time and from time to time, whether or not they are eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company. The purchase price for Shares of Restricted Stock shall be equal to their par value per Share.

7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as provided hereunder or as the Committee may impose.

7.3 Nontransferability of Restricted Stock. Except as provided in this Article 7, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction as specified in the Restricted Stock Agreement and the satisfaction of any conditions determined at the time of grant and specified in the Restricted Stock Agreement. However, except as provided in Article 8 herein, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six
(6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a required purchase price imposed upon Participants, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Further, the Committee at its discretion, may require that the Shares evidencing such Restricted Stock grants be held in custody by the Company until any or all restrictions thereon shall have lapsed.

7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Owens-Corning Fiberglas Corporation Stock Performance Incentive Plan, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Owens-Corning Fiberglas Corporation."

7.6  Removal of Restrictions.  Except as otherwise provided in this
Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, provided the applicable conditions to vesting of such Shares have been fulfilled. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his or her Share certificate.

7.7 Voting Rights. During the Period of Restriction and prior to any forfeiture of the Shares, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.8 Dividends and Other Distributions. During the Period of Restriction and prior to any forfeiture of the Shares, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.9 Termination of Employment. The Committee may but need not provide at or after the grant of Restricted Stock for the restrictions on all or any disignated portion of the Shares of Restricted Stock to lapse in the event of death, Disability, Retirement or other disignated termination of employment.

ARTICLE 7A.  Stock Bonuses

7A.1 Except as otherwise provided in section 15.3, Stock Bonus Awards shall be subject to the following provisions:

(a) An eligible Employee may be granted a Stock Bonus Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

(b) Shares subject to a Stock Bonus Award (other than a Phantom Stock Bonus Award) may be issued or transferred to an Employee, and the cash value of the Shares on which a Phantom Stock Bonus Award is based may be paid to an Employee, at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Committee shall determine. In the event that any such issuance, transfer or payment shall not be made to the Employee at the time such Award is granted, the Committee may but need not provide for payment to such Employee, either in cash or Shares, from time to time or at the time or times such Shares shall be issued or transferred or cash shall be paid to such Employee, of amounts not exceeding the dividends which would have been payable to such Employee in respect of such Shares (as adjusted under section 4.2) if such Shares had been issued or transferred to such Employee at the time such Award was granted.

(c) Any Stock Bonus Award may, in the discretion of the Committee, be settled in cash, on each date on which Shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the Shares which would otherwise have been delivered or become unrestricted. A Phantom Stock Bonus Award shall be payable only in the form of cash. Subject to Section 4.3 above, the Shares subject to a Stock Bonus Award (including a Phantom Stock Bonus Award) shall be deducted from the number of Shares available for grant under the Plan, whether the Award is settled in the form of cash or Shares.

(d) Stock Bonus Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of any Shares to be issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the Shares issued or transferred or cash paid pursuant thereto in designated circumstances, as the Committee shall determine; provided, however, that upon the issuance or transfer of Shares to an Employee pursuant to any such Award, the recipient shall, with respect to such Shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Restricted Stock Award or a Phantom Stock Bonus Award.

(e) Each Stock Bonus Award shall be evidenced in a writing, signed by a representative of the Company duly authorized to do so, which shall be consistent with and subject to this Plan.

ARTICLE 8.  Change of Control

8.1   Acceleration  and  Cashout.  Subject  to  the  provisions  of
Section 8.2 herein, upon the occurrence of a Change of Control of the Company, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination), in the event of a Potential Change of Control of the Company, unless specifically prohibited by the terms of Article 15 herein:

(a) Any Stock Options awarded under the Plan immediately shall become fully vested and exercisable;

(b) Any restrictions and other conditions pertaining to outstanding Stock Bonuses (including Phantom Stock Bonuses and
Restricted Stock), including but not limited to vesting requirements, immediately shall lapse; and

(c) The value of all outstanding Stock Options and Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock) shall, to the extent determined by the Committee at or after grant, be cashed out by the Company on the basis of the Change-of-Control Price (or, in the case of Incentive Stock Options, Fair Market Value) as of the date the Change of Control occurs, or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the occurrence of the Change of Control or Potential Change of Control.

Notwithstanding the foregoing provisions of this Section 8.1, the Committee may determine, in its sole discretion, that no Change of Control or Potential Change of Control shall be deemed to have occurred with respect to a Participant (i) by reason of any actions or events ("Interested Actions") in which the Participant acts in a capacity other than as a director, Officer, or employee of the Company (or a Subsidiary or Affiliate, where applicable), or (ii) with respect to any such action or event occurring within 90 days following the public announcement of any Interested Actions, regardless of whether the director, officer, or Participant is interested in such action or event.

8.2 Award Replacement. Notwithstanding Section 8.1 herein, no acceleration of vesting and exercisability, nor lapse of restrictions and other conditions, nor cashout shall occur (pursuant to Sections 8.1(a), (b), and (c) herein) for outstanding Awards granted hereunder if the Committee reasonably determines in good faith, prior to the Change of Control or Potential Change of Control, that such Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed, or substituted award hereinafter called an "Alternative Award") by a Participant's employer (or the parent or a subsidiary of such employer) simultaneous with or immediately following the Change of Control or Potential Change of Control, provided, however, that any such Alternative Award must:

(a)  In the event of Stock Options and Stock Bonuses:

     (i) Be based on stock which is traded on an established securities market, or which will be so traded within thirty
     (30) days of the Change of Control or Potential Change of Control; or

     (ii) Have a value based directly upon an objective standard of valuation (including, but not limited to, a publicly reported stock index) acceptable to the Committee under the circumstances and provide each Participant, subject to requirements as to vesting or lapse of restrictions, with an opportunity to put the Shares or other securities covered by the Award to his or her employer (or the parent, general partner, or a subsidiary of such employer) for purchase with payment to be made in cash within ten (10) business days of receipt of such employee's put;

(b)  For all Awards:

     (i) Provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms, and conditions applicable under such Awards, including, but not limited to, an identical or better vesting schedule and identical or better timing and methods of payment;

     (ii) Have substantially equivalent economic value to such Awards (determined at the time of the Change of Control or Potential Change of Control);

     (iii) Have terms and conditions which provide that in the event the Participant's employment is involuntarily terminated without Cause or constructively terminated:

          (A) Any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be; and

          (B) Each Participant shall have the right to surrender such Alternative Awards within thirty (30) days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the stock subject to the Alternative Award over the price, if any, that a Participant would be required to pay to exercise such Alternative Award.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a reduction in the Participant's responsibilities, or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's advance written consent.

8.3 Excise Tax Reimbursement. In the event that any accelerations, lapse of restrictions, cashouts, Award replacements, and/or any other event under this Plan will cause a Participant to be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Participant at the time specified below an additional amount (the "Gross-up Payment") such that the net amount retained by the Participant, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any Federal, state, and local income tax and Excise Tax upon the Gross-up Payment provided for by this Section 8.3, but before deduction for any Federal, state, or local income tax on the Total Payments, shall be equal to the Total Payments.

For purposes of determining whether any Participant will be subject to the Excise Tax and the amount of such Excise Tax:

(a) Any other payments or benefits received or to be received by a Participant in connection with a Change of Control of the Company or a Participant's termination of employment (whether pursuant to the terms of this Plan or any other plan, arrangement, or agreement with the Company, any Person whose actions result in a Change of Control of the Company or any Person affiliated with the Company or such Person) (which together with the benefits and/or payments provided hereunder, shall constitute the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of tax counsel selected by the Committee, such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax;

(b) The amount of the total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of: (A) the total amount of the Total Payments; or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (a) above); and

(c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) of the Code.

For purposes of determining the amount of the Gross-Up Payment, a Participant shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation for the calendar year in which the Gross-Up Payment is to be made and the applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, a Participant shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and Federal, state and local income tax imposed on the portion of the Gross-Up Payment being repaid by a Participant if such repayment results in a reduction in Excise Tax and/or a Federal, state, and local income tax deduction), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

The  Gross-Up  Payment  or portion thereof  provided  for  in  this
Section 8.3 shall be paid no later than the thirtieth (30th) calendar day following payment of any amounts under this section, provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to a Participant on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments
(together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the forty-fifth (45th) calendar day after payment of any amounts under this Section 8.3. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to each Participant, payable on the fifth (5th) calendar day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
Code).

ARTICLE 9.  Amendment, Modification and Termination

9.1 Amendment and Termination. The Board may, at any time and from time to time, amend or modify the Plan in any respect without stockholder approval, unless approval of the amendment or modification in question is required under Delaware law, the Code (including without limitation Code section 162(m)(4) and Code
Section 422 and Treasury regulations issued or proposed thereunder), any applicable exemption from Section 16 of the
Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends transactions by Insiders to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or
regulations.   The Board may also terminate the Plan at  any  time.
The Committee may amend the terms of any Award granted under the Plan, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.

9.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award

ARTICLE 10.  Beneficiary Designation

The Committee may (but need not) permit a Participant, from time to time and subject to such terms and conditions as it may impose, to name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11.  Rights of Employees; Other Plans and Arrangements

11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries or Affiliates (or between Subsidiaries and Affiliates) shall not be deemed a termination of employment.

11.2  Participation.   No  Employee shall  have  the  right  to  be
selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3 Transferability Restriction. Any derivative security issued under this Plan (within the meaning of SEC Rule 16b-3(a)(2)) is not transferable by the participant other than by will or the laws of descent and distribution. Notwithstanding the foregoing and any other provision of the Plan to the contrary, if the Committee so permits, an award under this Plan may be transferred, following the death of a Participant, to a beneficiary designated by the Participant in accordance with Article 10 above.

11.4 Other Plans and Arrangements. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, or employees generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, restricted stock, stock purchase, stock bonus, stock incentive or stock option plan.

ARTICLE 12.  Withholding

12.1 Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy any taxes the Company determines are required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

12.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, the Committee may permit or require Participants, subject to such terms and conditions as it may impose, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the maximum marginal total tax which could be imposed on the transaction or such greater or lesser amount as the Committee may permit. If the Committee so provides, such Shares withheld may be already owned Shares which the Participant tenders in satisfaction of the withholding requirement or Shares issuable by the Company in connection with the exercise of Options, the lapse of restrictions on Restricted Stock or the other taxable event hereunder, or Shares from any other source.

ARTICLE 13.  Indemnification

No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the
Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

ARTICLE 14.  Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 15.  Requirements of Law

15.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges, as the Company may determine apply.

15.2 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflicts of laws of that State.

15.3 Non-U.S. Laws. In the event the laws of a foreign country, in which the Company, a Subsidiary or Affiliate has Employees, prescribe certain requirements for stock incentives to qualify for advantageous treatment under the tax or other laws or regulations of that country, the proper officers of the Company, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws and regulations; provided, however, that (a) the terms and conditions of any stock-based incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock-based incentive had been granted under the Plan as herein set forth, (b) all Shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Article 4, and (c) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of Article 9 hereof.